UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  August 14, 2002
                                                        (August 14, 2002)



                            Thomas Nelson, Inc.
            (Exact Name of Registrant as Specified in Charter)

                Tennessee         0-4095            62-0679364
             (State or other    (Commission       (I.R.S. Employer
              Jurisdiction of    File Number)      Identification No.)
              Incorporation)







                              501 Nelson Place
                            Nashville, Tennessee        37214-1000
                           (Address of Principal        (Zip Code)
                            Executive Offices)



       Registrant's telephone number, including area code:  615/889-9000



                             TABLE OF CONTENTS


SIGNATURE
---------
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
----------------------------------------
CERTIFICATION OF CHIEF FINANCIAL OFFICER
----------------------------------------



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              99.1 Certification of President and Chief Executive Officer relating to Form 10-Q for period ending June 30, 2002

              99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ending June 30, 2002


Item 9.  Regulation FD Disclosure.

     Attached as exhibits 99.1 and 99.2 and hereby incorporated into this
Item 9 are the certifications of the Company's Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 THOMAS NELSON, INC.



                                              By:   /s/ Joe L. Powers
                                                  ---------------------
                                                  Name:  Joe L. Powers
                                                 Title:  Executive Vice
                                                         President


Date: August 14, 2002



Table of Contents
-----------------

                               EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------


   99.1 Certification of President and Chief Executive Officer relating to Form 10-Q for period ending June 30, 2002

   99.2 Certification of Chief Financial Officer relating to Form 10-Q for period ending June 30, 2002